UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2013

ADVANCED VENTURES CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-54761	42-1772663
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

No. 6 Houjiayu, Wangzuoxiang
Beijing, China	100000
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code +852-53872543

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.01	Change in Registrant’s Certifying Accountant.

On March 14, 2013, our Board of Directors approved and authorized the dismissal of Weinberg & Baer, LLC, (“W&B”), as our independent registered public accounting firm. On the same date, our Board of Directors approved and authorized the engagement of the accounting firm of Li and Company, P.C., as our new independent registered public accounting firm.

W&B’s reports on our financial statements dated February 28, 2012, for the two most recent fiscal years ended December 31, 2011, and 2010, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that W&B’s reports contained an explanatory paragraph in respect to the substantial doubt as to our ability to continue as a going concern.

In connection with the audit of our financial statements for the two most recent fiscal years ended December 31, 2011, and 2010, and in the subsequent interim periods through the effective date of dismissal on March 14, 2013, there were no disagreements, resolved or not, with W&B on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of W&B would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years.

During our two most recent fiscal years ended December 31, 2011 and 2010 and in any subsequent interim periods through the effective date of dismissal of W&B on March 14, 2013, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided W&B with a copy of this current report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this current report on Form 8-K, and if not, stating the aspects with which they do not agree. The letter from W&B dated March 15, 2013, is filed as Exhibit 16.1 to this current report on Form 8-K.

During the two most recent fiscal years ended December 31, 2011 and 2010 and any subsequent interim periods through the effective date of appointment of Li and Company, P.C. on March 14, 2013, we had not, nor had any person on our behalf, consulted with Li and Company, P.C. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor had Li and Company, P.C. provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement as set forth in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as set forth in Item 304(a)(1)(v) of Regulation S-K with our former independent registered public accounting firm.

SECTION 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Pro forma Financial Information

Not applicable.

(c)	Shell Company Transaction

Not applicable.

(d)	Exhibits

Exhibit	Description

16.1	Letter from Weinberg & Baer, LLC, dated March 15, 2013, to the Securities and Exchange Commission regarding statements included in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 15, 2013

ADVANCED VENTURES CORP.

By:	/s/ Benson Lim
Name:	Benson Lim
Title:	Chief Financial Officer and
Director